EXHIBIT 10.73

                      CONTRACT OF SALE FOR REAL ESTATE

      THIS CONTRACT OF SALE FOR REAL ESTATE (hereinafter referred to as the "Contract"), is made this 4th day of October 2001, by and between IGI, Inc., a Delaware corporation, with its principal place of business located at Lincoln Avenue and Wheat Road, Buena, New Jersey 08310 (hereinafter referred to as the "Seller"), and Poultry Investors, L.L.C., a New Jersey limited liability company, with its principal place of business located at 4375 S. Lincoln Avenue, Vineland, New Jersey 08361 (hereinafter referred to as "Buyer").

      1. PURCHASE CONTRACT. The Seller agrees to sell and the Buyer agrees to buy the real property descried in this Contract. In this Contract, such real property shall be hereinafter referred to as the "Property".

      2. PROPERTY. The Property to be sold by Seller and purchased by Buyer under the terms of this Contract consists of the real property, as described in Schedule A annexed hereto and made a part of this Contract, together with any and all improvements erected thereon, and privileges, rights, easements and appurtenances thereunto belonging or appertaining, including, without limitation, a +/- 10,516 square foot, free-standing office building, located at and commonly known as Wheat Road & Lincoln Avenue, Township of Buena Vista, County of Atlantic, State of New Jersey, to be designated upon approval by the Township of Buena Vista, as well as any and all other necessary country and state governmental bodies, of the pending minor subdivision application (see Paragraph 13 of this Contract) on the municipal tax map of the Township of Buena Vista as Block 5501, Lot 23.01. Seller represents that it is the sole owner of the Property.

      3. PURCHASE PRICE. The total purchase price to be paid by the Buyer to the Seller for the Property shall be $550,000.00 dollars (U.S.) (hereinafter referred to as the "Purchase Price"), payable in accordance with the terms set forth in Paragraph 4 of this Contract.

      4. PAYMENT TERMS OF PURCHASE PRICE. The Buyer shall pay to the Seller the Purchase Price as follows:

            On or before execution of this Contract          $ 15,000.00
(U.S.)
            (hereinafter referred to as the "Deposit")

            Balance to be paid in cash at closing of title   $535,000.00
(U.S.)


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      5.    ESCROW ACCOUNT.

            a. The Deposit monies paid pursuant to the terms of Paragraph 4 of this Contract shall be held and maintained by COLLIERS LANARD & AXILBUND ("CL&A") in an interest bearing escrow account in accordance with the terms of the Escrow Agreement annexed hereto as Exhibit A and made a part of this Contract, until such time as the closing of title and/or cancellation of this Contract. Any and all interest accruing on the Deposit monies shall be paid to Buyer in accordance with the terms hereof, unless Buyer violates, breaches, fails to perform and/or otherwise defaults on its obligations under the terms this Contract as provided for by Paragraph 24 of this Contract (BUYER'S DEFAULT), in which event any and all Deposit monies, including any and all interest accrued thereon, shall be paid to Seller in accordance therewith; and the Seller and Buyer hereby agree and authorize same.

            b. All amounts paid to the Seller by the Buyer at closing of title in accordance with the terms of this Contract shall be paid by check drawn on the escrow account maintained by COLLIERS LANARD & AXILBUND for this transaction as per the terms of the Escrow Agreement annexed hereto as Exhibit A and made a part of this Contract.

      6. SETTLEMENT AND CLOSING. Closing and settlement of title shall take place at the offices of Buyer's attorney, or the offices of such title insurance agency as designated by Buyer upon written notice to Seller given at least three (3) business days prior thereto, on the fifteenth (15th) business day immediately following the date upon which any and all contingencies set forth in Paragraphs 12-15 of this Contract have been fully satisfied and/or otherwise waived in writing by the Buyer and Seller (hereinafter referred to as the "Closing Date"), at which time any and all payments herein required under the terms of Paragraph 4 above shall be made promptly in accordance with the terms of this Contract. Either party to this Contract shall have the right to make time of the essence for a closing on ten
            (10) business days prior written notice to the other party given on or after the Closing Date under this Contract in accordance with the notice requirements of Paragraph 35 of this Contract.

      7.    TRANSFER OF OWNERSHIP AND POSSESSION.

            a. At closing of title to take place on the Closing Date, possession and transfer of ownership of the Property shall be given to the Buyer by Seller's delivery to Buyer of a properly executed Bargain and Sale Deed with Covenants Against Grantor's Acts, together with adequate affidavit of title. On the Closing Date, Seller shall also deliver to the Buyer any and all computerized access cards to the Property in Seller's possession.


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            b. The title insurance company, duly authorized to do business in the State of New Jersey, designated by the Buyer to conduct settlement on the closing of title for the Property hereunder shall be solely responsible for the timely and proper recording of the Deed for the Property, as delivered by the Seller to the Buyer under Paragraph 7(a) above, with any and all necessary municipal, county, state and/or federal governmental departments, bodies, agencies and/or other recording offices.

      8.    QUALITY OF TITLE.

            a. Subject to the terms of Paragraph 11 of this Contract, title to the Property to be conveyed by Seller to the Buyer shall be a clear title of record, free of all liens and encumbrances, except and subject to such encumbrances, easements, rights, rights of way, recorded and unrecorded, and matters which an accurate survey would disclose, and also subject to existing restrictions of record and/or physically noticeable easements, governmental regulations regarding sale, possible street improvements, if any, and to provisions of the zoning ordinance and/or any other act or ordinance affecting the use of and improvements to the Property. Title to the Property to be conveyed by Seller to Buyer shall be insurable at the Buyer's sole cost and expense at regular rates by any responsible title insurance company, but Buyer shall have the option of taking such title as the Seller can give, without abatement of price.

            b. The Buyer expressly acknowledges and agrees that Seller shall have the right of paying off any person and/or entity with a lien, claim or other right affecting the Property from the proceeds of this sale upon closing of title on the Closing Date.

      9. FIXTURES, ETC. All gas, electric, heating, mechanical, air-conditioning, alarm and plumbing fixtures and/or systems, if any, existing on the Property as of the Date of this Contract, as well as such trees, shrubbery and plants in ground, which are on the Property as of the Date of this Contract, are included in the sale of the Property under this Contract, unless otherwise specifically reserved and excluded under the terms of this Contract. The parties hereto acknowledge and agree that the Seller's phone systems and computer systems, together with any and all related equipment thereto, currently utilized on the Property are excluded from the sale of the Property under this Contract.

      10.   APPORTIONMENT OF EXPENSES AND ADJUSMENTS AT CLOSING.

            a. The Seller shall be solely responsible to pay all costs and expenses associated with the Property up to and including the Closing Date, at which time title shall be transferred to Buyer, and Buyer shall thereafter be solely responsible to pay any and all costs and expenses relating to the Property. In accordance the foregoing, any and all taxes, assessments, water rent, sewer rent, interest on encumbrances and/or other carrying costs for the Property shall be apportioned between the Seller and Buyer up to the Closing Date.

            b. The Seller shall be solely responsible to pay any and all costs and fees incurred for the drawing of the Deed for the Property to be delivered hereunder by Seller to the Buyer on the Closing Date.

            c. Seller shall be solely responsible to pay any and all State and Local Realty Transfer Taxes relating to the sale of the Property to the Buyer under this Contract.

            d. The Buyer shall be solely responsible for the payment of any and all costs, fees and expenses for the survey and title insurance on the Property.

            e. Subject to the terms of Paragraph 18 of this Contract, the Buyer shall be solely responsible to pay all costs, fees and expenses, if any, for obtaining a Certificate of Occupancy for the Property for use as an office building if so required by any applicable municipal, county and/or state ordinance, regulation, statue and/or law governing the Property.

            f. The Buyer shall be solely responsible for the payment of any and all costs, fees and expenses of and/or charged by any and all title insurance companies for, arising from and/or relating to its services in conducting settlement on closing of title to the Property pursuant to this Contract.

      11.   TRANSFER OF TITLE FREE OF LIENS.

            a. The Seller agrees to transfer and the Buyer agrees to accept ownership of the Property free of all claims and/or rights of others, except for:

                  (i) The rights, title and/or interest of any and all utility companies to maintain pipes, poles, cables, wires and/or any other similar materials over, on, under and/or above the streets, sidewalks, and/or land which is part of the Property and/or part of any property adjacent thereto, to any house, building, structure and/or other improvement located on the Property and/or adjacent thereto;

                  (ii) Any and all agreements, documents and/or other written instruments of record, which impose reasonable limitations on the normal use of the Property, provided there exists no violations as to the terms of any such agreements, documents and/or other written instruments of record;


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                  (iii)  Any and all items of record included as part of
                  the description of the Property as set forth on Schedule A annexed hereto and made a part of this Contract; and/or

                  (iv) Such encumbrances, easements, rights, rights of way, recorded and unrecorded, and matters which an accurate survey would disclose, restrictions of record and/or physically noticeable easements, governmental regulations regarding sale, street improvements, if any, and zoning ordinances and/or any other regulations, ordinances, statutes or laws affecting the use of and/or improvements to the Property.

            b. Title to the Property to be conveyed by the Seller to the Buyer pursuant to the terms of this Contract shall be insurable at the Buyer's sole cost and expense at regular rates by any reputable title insurance company authorized to do business in the State of New Jersey, subject only to those exceptions set forth in Paragraph 11(a)(i)-(iv) above.

            c. The title insurance company, duly authorized to do business in the State of New Jersey, designated by the Buyer to conduct settlement on closing of title for the Property hereunder shall be solely responsible to arrange for the satisfaction of any and all liens and/or other encumbrances on the Property as may be required pursuant to the terms of this Contract, including, without limitation, arranging for the preparation, execution and filing of any all documents or other written instruments with any and all necessary municipal, county, state and/or federal governmental departments, agencies and/or other recording offices in order to release and/or remove from title of record for the Property any and all such liens and/or encumbrances.

            d. The Buyer shall provide the Seller, at least ten (10) business days prior to the Closing Date, with a true and accurate copy of the title report and survey obtained by the Buyer for the Property.

      12.   CONDITION PRECEDENT - DRIVEWAY EASEMENT.

            a. The Seller agrees to grant to the Buyer an easement over the parcel of property, title to which shall remain with the Seller, which upon approval by the Township of Buena Vista, as well as all other necessary country and state governmental bodies of the pending minor subdivision application (see Paragraph 13 of this Contract), shall be designated on the municipal tax map of the Township of Buena Vista as Block 5501, Lot 23 (hereinafter referred to as "Lot 23"), for the sole purpose of providing Buyer with the right of access to and use of five parking spaces in such location as mutually designated by the Seller and Buyer in as close proximity as possible to the Property to be conveyed to Buyer under this Contract, but in no event shall the five (5) parking spaces be located in front of the building located on Lot 23.

            b. Within forty-five (45) days of the Date of this Contract, the Buyer and Seller shall, subject to the expressed provisions of Paragraph 12(a), mutually agree upon the location and remaining terms of the easement to be granted under Paragraph 12 of this Contract. The Buyer shall be responsible for payment of any and all costs, fees and expenses for the drafting of such easement. In the event the Seller and the Buyer are unable to mutually agree upon the location and remaining terms of the easement within 45 days of the Date of this Contract, this Contract shall automatically, without further action and/or notice by either party hereto, terminate (unless the parties shall enter into a written extension thereof and/or otherwise agree in writing), whereby this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to Buyer.

      13. CONDITION PRECEDENT - SUBDIVISION APPROVAL. This Contract is contingent upon the Seller's ability, at its sole cost and expense, to obtain final, non-appealable (governmental and judicial) minor subdivision approval from the appropriate governmental authorities in the Township of Buena Vista, Atlantic Country, and the State of New Jersey, to divide the Property from the total property of which it is a part. Seller agrees at its sole cost and expense to diligently pursue final, non-appealable (governmental and judicial) minor subdivision approval to permit the conveyance of the Property in accordance with the terms of this Contract. In the event the Seller is unable to obtain final, non-appealable (governmental and judicial) minor subdivision approval as required by the terms of this Paragraph 13 on or before March 5, 2002, either party hereto may elect to terminate this Contract upon written notice to the other party hereto delivered in accordance with the notice requirements of Paragraph 35 of this Contract. If either party elects to cancel this Contract under the terms of this Paragraph 13, within the time period and in the manner so specified above, this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to the Buyer. Should this Contract fail to be canceled as provided under the terms of this Paragraph 13, it shall be deemed that the conditions set out in this Paragraph 13 have been satisfied or waived by the Buyer, and this Contract shall remain in full force and effect.

      14. CONDITION PRECEDENT - ISRA. This Contract shall be contingent upon Seller's ability, at its sole cost and expense, to obtain from the New Jersey Department of Environmental Protection (hereinafter referred to as the "NJDEP") a certification, in the form of a letter of non-applicability, that the New Jersey Industrial Site Recovery Act (hereinafter referred to as "ISRA"), N.J. S. A.

            13:1K-6 et seq., does not apply to the transfer of the Property from Seller to Buyer under this Contract (hereinafter referred to as the "ISRA LNA"). Seller agrees to diligently pursue, at its sole cost and expense, the ISRA LNA. In the event the Seller is unable to obtain the ISRA LNA as required by the terms of this Paragraph 14 within 120 days of the Date of this Contract, this Contract shall automatically, without further action and/or notice by either party hereto, terminate (unless the parties shall enter into a written extension thereof and/or otherwise agree in writing), whereby this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to Buyer. The parties hereto expressly acknowledge and agree that nothing contained in this Paragraph 14 and/or any other term of this Contract shall require the Seller to pursue and/or obtain from NJDEP a "negative declaration" and/or "no further action letter" with respect to the Property and/or otherwise require Seller to submit to NJDEP a Site Investigation Report or Remedial Action Work Plan and/or otherwise remediate the Premises pursuant ISRA and/or any other local, state and/or federal environmental laws, statutes, rules, regulations and/or ordinances.

      15.   CONDITION PRECEDENT - PHASE I ENVIRONMENTAL SURVEY.

            a. Within thirty (30) business days of the Date of this Contract, Seller shall at its sole cost and expense deliver to the Buyer a Phase I Environmental Survey performed by an environmental consultant selected and retained by Seller (hereinafter referred to as the "Environmental Survey"). In the event the Environmental Survey discloses the existence of actionable levels of asbestos and/or actionable levels of hazardous substances (as defined by state and federal environmental statutes, rules, regulations and laws) on the Property and/or the presence of any abandoned underground storage tanks ("USTs") containing and/or which previously contained heating oil, petroleum products and/or other hazardous substances (excluding any and all USTs properly closed in place by the Seller and/or any prior owner of the Property prior to the Date of this Contract), either party may, within ten (10) business days immediately following Seller's delivery to Buyer of the Environmental Survey, elect to cancel this Contract upon written notice to the other party, with delivery thereof on or before the tenth (10th) business day immediately following the Buyer's receipt of the Environmental Survey in accordance with the notice requirements of Paragraph 35 of this Contract. If either party elects to cancel this Contract within such time period and in the manner so specified above, this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to the Buyer. Should neither party cancel the Contract as provided under the terms of this Paragraph 15(a), it shall be deemed that the conditions set out in this Paragraph 15(a) have been satisfied or waived by Buyer, and this Contract shall remain in full force and effect.


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            b. Seller represents and warrants that it has completed and correctly answered to the best of its knowledge the Environmental Questionnaire annexed hereto as Schedule B and made a part of this Contract. In the event the answers and/or other information contained in the Environmental Questionnaire are deemed to be unsatisfactory to the Buyer and/or its attorney, the Buyer may cancel this Contract upon written notice to the Seller within five (5) business days of the Date of this Contract, with delivery thereof in accordance with notice requirements of Paragraph 35 of this Agreement on or before the 5th business day following the Date of this Contract. If the Buyer elects to cancel this Contract within such time period and in the manner so specified above in this Paragraph 15(b), this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to the Buyer. If this Contract is not cancelled under the terms of this Paragraph 15(b), it shall be deemed that the Buyer has waived any of the conditions, claims and/or rights to cancel this Contract under the terms of this Paragraph 15(b), and this Contract shall remain in full force and effect. The parties hereto expressly acknowledge and agree that nothing contained in this Paragraph 15(b) or other term of this Contract shall require and/or obligate the Seller to take any action whatsoever with respect to any condition, issue and/or matter disclosed in and/or relating to the Environmental Questionnaire.

      16. SELLER TO COOPERATE WITH BUYER FOR TAX FREE EXCHANGE. Seller agrees to cooperate with Buyer, at no loss, cost, liability and/or expense of any kind whatsoever to Seller, in closing of the transfer of the Property pursuant to the terms of this Contract as a "Like-Kind Exchange" under Section 1031 of the Internal Revenue Code of 1986, as amended. Accordingly, and as per IRS Regulation 1.1031(k)-(1)(g)(4), the parties hereto acknowledge and agree that if Buyer decides to complete a
            Section 1031 exchange for the Property under this Contract, then Buyer's rights in and under this Contract will be assigned to a qualified intermediary, who will act in the place of Buyer subject to any and all terms of this Contract for the sole purpose of effecting the "Like-Kind Exchange" of the Property hereunder, pursuant to an "Exchange Addendum & Assignment Agreement" (in the form attached hereto as Exhibit B) to be executed by the Seller, the Buyer and such qualified intermediary, and thereafter shall be incorporated into and made a part of this Contract.

      17. FLOOD AREA. The parties are aware that certain federal and state governmental authorities may have designated areas within the State of New Jersey as "flood areas", which means such areas are more likely to have, incur, suffer and/or be subject to floods or flooding. If the Buyer determines that the Property has been designated by any federal or state governmental authorities to be located in a "flood area", the Buyer may cancel this Contract upon written notice to the Seller within thirty (30) days of the Date of this Contract, with delivery thereof in accordance with the notice requirements of Paragraph 35 of


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            this Contract on or before the 30th day following the Date of this Contract. If the Buyer elects to cancel this Contract under the terms of this Paragraph 17 within such time period and in the manner so specified above, this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to the Buyer. Should the Buyer have the right to cancel this Contract under this Paragraph 17, but elects not to so cancel this Contract under the terms hereof, it shall be deemed that the Buyer has waived any and all of the conditions, claims and/or rights to cancel this Contract under the terms of this Paragraph 17, and this Contract shall remain in full force and effect.

      18. BUIDLING AND ZONING LAWS. The Buyer has advised the Seller that it is purchasing the Property under this Contract for the intended use as an office building similar to and consistent with the current use of the Property by the Seller. The Seller represents and warrants to the Buyer that to the best of its knowledge the use of the Property as an office building does not violate any existing zoning ordinances, building codes and/or other applicable laws to which the Property is subject. In the event the Buyer determines within thirty (30) days of the Date of this Contract that its intended use of the Property as an office building is prohibited and/or violates any existing zoning ordinances, building codes and/or other applicable laws to which the Property is subject, Buyer shall give Seller written notice thereof within forty-five (45) days of the Date of this Contract. Within ten (10) business days of the Buyer's delivery to the Seller of the foregoing notice in accordance with the notice requirements of Paragraph 35 of this Contract, either party may elect to cancel this Contract upon written notice to the other party with delivery thereof in accordance with the notice requirements of Paragraph 35 of this Contract on or before the 10th business day following the Buyer's delivery to the Seller of the first notice required under this Paragraph 18 as set forth above. If either party elects to cancel this Contract within such time period and in the manner so specified above, this Contract shall be null and void and of no further force and effect, and any and all Deposit monies, including any and all interest accrued thereon, shall be returned to the Buyer. If the right to cancel this Contract arises by operation of the terms of this Paragraph 18, but neither party hereto elects to so cancel this Contract under the terms of this Paragraph 18, it shall be deemed that any and all conditions, claims and/or rights to cancel this Contract under the terms of this Paragraph 18 have been waived, and this Contract shall remain in full force and effect. In the event it is determined that the use of the Property as an office building is prohibited and/or violates any existing zoning ordinance, building codes and/or other applicable laws to which the Property is subject, the parties hereto expressly acknowledge and agree that nothing contained in this Paragraph 18 and/or any other term of this Contract shall require the Seller to take any action whatsoever to remedy and/or otherwise correct any such prohibition and/or violation thereof.


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      19.   LOCATION OF UTILITES. Within thirty (30) days of the Date of this Contract, the Seller shall provide the Buyer with written notice, delivered in accordance with the notice requirements of Paragraph 35 of this Contract, of the location of any and all gas, telephone, water, sewer and electric lines serving the Property of which the Seller has knowledge.

      20. "FIRPTA" CERTIFICATE. Seller hereby represents and warrants to Buyer that Seller is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended). At settlement and closing of title on the Closing Date, Seller shall deliver to Buyer a written certification in the form attached hereto as Exhibit C and made a part of this Contract (hereinafter referred to as the "FIRPTA Certification"), dated no earlier than ten (10) days prior to the Closing Date, which FIRPTA Certification is in compliance with Internal Revenue Code of 1986, as amended (the "Act"), and the regulations promulgated thereunder that are imposed by the Foreign Investment in Real Property Tax Act (FIRPTA"), and certifying that Seller is not a person or entity subject to withholding under FIRPTA, and containing Seller's tax identification number and address.

      21. RECORDING PROHIBITED. The Buyer and Seller expressly acknowledge and agree that neither party may record this Contract. Any attempted recording of this Contract in violation of the terms hereof by the Buyer is unjustified and shall constitute a slander of Seller's title. The recording of this Contract by the Buyer shall at the sole option of the Seller be deemed a breach, violation and/or default by the Buyer of this Contract, entitling the Seller to any and all remedies provided for under Paragraph 24 of this Contract and/or otherwise available to Seller at law or equity.

      22. COMMISSIONS. Seller hereby agrees to pay COLLIERS LANARD & AXILBUND (hereinafter referred to as "CL&A") for its services rendered in bringing about the sale of the Property under this Contract, a commission of SIX (6%) PERCENT of the Purchase Price (hereinafter referred to as the "Commission"), which Commission shall be due, owing and payable by Seller to CL&A, only if and upon settlement and closing of title to the Property on the Closing Date. Seller shall have no obligation of any kind whatsoever to pay the Commission, in whole or part, to CL&A in the event either party hereto cancels this Contract and/or closing of title to the Property under this Contract does not otherwise occur for any reason whatsoever. The Buyer expressly acknowledges and agrees that Seller shall pay the Commission to CL&A from the proceeds of this sale at the time of the closing of title on the Closing Date.

      23. "AS IS" CONDITION. The parties hereto expressly acknowledge, understand and agree that Buyer has waived the right to inspection of the Property and that the Property is and has been purchased by the Buyer in its present physical or "as is" condition without any representations thereto by the Seller and/or any agent or representation of Seller, including without limitation, the CL&A (the selling agent), and Seller shall not be responsible or liable for any contract, condition or stipulation not specifically set forth herein relating to or affecting the physical conditions of the Property. Upon transfer of title on the Closing Date, the Property shall be delivered by Seller to Buyer in "broom clean" condition with all of Seller's furniture, equipment and any other property (excluding such items to be transferred to Buyer as provided under the terms Paragraph 9 hereof), including, without limitation, any and all partitions, cubicles and similar portable barriers, having been removed by Seller prior thereto. Buyer shall have the right to inspect the Property within 72 hours of the Closing Date for the sole purpose of ensuring that the Seller has complied with its obligations under this Paragraph 23. The parties expressly acknowledge and agree that nothing contained in this Paragraph 23 shall be deemed to be, operate as, create and/or otherwise constitute a contingency of any kind whatsoever under this Contract nor shall it give Buyer any rights and/or claims relating to the Property and/or this Contract beyond those specifically described in this Paragraph
            23. Further, and in accordance with the foregoing, the parties expressly acknowledge and agree that under no circumstances whatsoever shall this Paragraph 23 and/or the right to inspection provided thereby, permit, require and/or otherwise serve as the basis for any adjustment, modification or reduction to the Purchase Price, and Buyer shall not make any such claim for an adjustment to the Purchase Price resulting from any matter or condition discovered and/or disclosed by any such inspection conducted by Buyer under this Paragraph 23.

      24. BUYER'S DEFAULT. Unless expressly provided herein to the contrary, in the event settlement and closing of title on the Property is not made in accordance with the terms of this Contract due to Buyer's breach, violation, default or other failure to perform under this Contract and/or due to no fault of Seller, any and all Deposit monies, including any and all interest accrued thereon, shall be retained and paid to the Seller as assessed and liquidated damages.

      25. ASSIGNMENT BY BUYER. The Buyer may assign this Contract to one or more persons and/or entities upon the written consent of the Seller being first had and obtained thereto.

      26. BUYER'S REPRESENTATIONS. Buyer makes the following representations and warranties to Seller, and Buyer expressly acknowledges and agrees of and to Seller's reliance thereon in entering into this Contract:

            a. Buyer represents and warrants that it has all requisite right, power, title and authority to enter into this Contract and to comply with the terms hereof, and it is not prohibited nor prevented in any manner whatsoever, by any oral or written contract, covenant, restriction, affiliation and/or relationship of any kind whatsoever with any third party, from executing, delivering and/or performing this Contract and/or any of the terms hereof, nor is Buyer required to obtain the consent of any third party, by virtue of any oral or written contract, covenant, restriction, affiliation and/or other relationship of any kind whatsoever with any third party, to execute, deliver and/or perform this Contract and/or any of the terms hereof.

            b. Buyer represents and warrants that it is a limited liability company duly authorized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite rights, power and authority to enter into this Contract. Buyer further represents and warrants that the member of Buyer, who has signed this Contract on behalf of Buyer, is fully authorized with all requisite corporate action and authority to act on behalf of Buyer and to bind Buyer to this Contract and the terms hereof.

      27. SELLER'S REPRESENTATIONS. Seller makes the following representations and warranties to Buyer, and Seller expressly acknowledges and agrees of and to Buyer's reliance thereon in entering into this Contract:

            a. Seller represents and warrants that it has all requisite right, power, title and authority to enter into this Contract and to comply with the terms hereof, and it is not prohibited nor prevented in any manner whatsoever, by any oral or written contract, covenant, restriction, affiliation and/or relationship of any kind whatsoever with any third party, from executing, delivering and/or performing this Contract and/or any of the terms hereof, and Seller has obtained the necessary consent from any and all of all third parties which are required, by virtue of such oral or written contracts, covenants, restrictions, affiliations and/or other relationship, between Seller and such any third parties, to permit the execution, delivery and/or performance this Contract and/or any of the terms hereof.

            b. Seller represents and warrants that it is a corporation duly authorized, validly existing and in good standing under the laws of the State of Delaware. Seller represents and warrants that is a foreign corporation duly authorized to do business in the State of New Jersey and is in good standing under the laws thereof. Seller represents and warrants that it has all requisite rights, power and authority to enter into this Contract. Seller further represents and warrants that the corporate officer of Seller, who has signed this Contract on behalf of Seller, is fully authorized with all requisite corporate action and authority to act on behalf of Seller and to bind Seller to this Contract and the terms hereof.

            c. Seller represents and warrants that there are no tenants on, in or occupying the buildings, improvements or other structures located on the Property nor is the Property or any building, improvement or structure located thereon subject to any existing lease agreement, oral or written. Seller further represents, warrants and agrees that neither the Property, nor any of the buildings, improvements or structures located thereon, shall at any time to prior to the Closing Date be leased to any third party tenant without the express written consent of the Buyer.

            d. Seller represents and warrants that to the best of its knowledge there are no "hazardous substances" and/or "hazardous wastes" (as such terms are defined by any and all federal and/or New Jersey environmental laws, statues, regulations and/or ordinances) on or at the Property or affecting the groundwater under the Property. Seller further represents and warrants that to the best of its knowledge the Property has never been used as a dump site for public or commercial refuse or as a landfill.

            e. Seller represents and warrants that to the best of its knowledge neither the Property, nor any part or portion thereof, constitutes and/or is classified as Freshwater Wetlands, as such term is defined by federal and/or New Jersey laws, statutes, regulations and/or ordinances.

            f. Seller represent and warrants that to the best of its knowledge all buildings, driveways and other improvements on the Property are within the boundary lines thereof and no improvement on adjoining properties extend across the boundary lines of the Property to be conveyed hereunder.

      28. ENTIRE CONTRACT. This Contract contains the whole contract between the Buyer and Seller with respect hereto and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever.

      29. MODIFICATIONS AND WAIVERS. No purported amendment, modification or waiver of any provision of this Contract shall be binding unless set forth in a written document signed by each of the parties hereto.

      30. CONTROLLING LAW. This Contract shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey. The Buyer and Seller each hereby submit themselves and consent to the jurisdiction of the state and federal courts of New Jersey with respect to any and all actions that may be commenced by any party hereto relating to this Contract.

      31. NEUTRAL CONSTRUCTION. This Contract is the product of negotiations between the parties and shall be construed neutrally, without regard to the identity of the party who drew it.

      32. SECTION HEADINGS. Paragraph and/or Section headings as used and provided for in this Contract are for convenience only and shall not effect the construction and/or interpretation of this Contract.

      33. INTERPRETATION. Any and all references in this Contract to the plural shall also mean the singular and the singular shall also mean the plural unless the context otherwise requires. The words "hereof", "herein", "hereunder", "this Contract", "the Contract" and words of similar import when used in this Contract shall refer to this Contract as a whole and not to any particular provision of this Contract unless the context otherwise requires. The word "including" when used in this Contract shall mean "including, without limitation". "And" and "or" as used in this Contract shall be interpreted conjunctively and shall not be interpreted disjunctively to exclude any information otherwise within the scope thereof.

      34. LEGAL ADVICE OF COUNSEL. The parties hereto have each obtained legal advice concerning this Contract from attorneys of their own choosing and have not relied on anything the other party or the other party's attorneys have said in deciding to sign this Contract.

      35. NOTICES. Any and all written notices and/or other written communications required and/or permitted to be given under this Contract shall be deemed to be duly delivered and effective:
            (i) when actually received by the party to whom it is directed if hand-delivered, (ii) if placed with a reputable overnight carrier for delivery to the party to who it is directed, on the first business day following the sending party's placement for pre-paid delivery thereof via reliable overnight carrier, or
            (iii) three (3) days after deposit in the U.S. mail, for delivery by certified or registered mail, return receipt requested, postage prepaid, provided such notice is also sent via facsimile on the same day it was deposited into the U.S. mail. Any and all notices shall be directed to the parties at the addresses and fax nos. set forth below, unless any party hereto should change its address and/or fax no. for notice purposes by providing the other party with written notice of such new address and/or fax no. in accordance with and pursuant to the terms of this Paragraph 35, but any such changes shall not be effective until actually received by each of the other party.

              As to Seller:                   With Copy to Counsel for Seller:
              Domenic Golato                  Diane L. Mulligan, Esq.
              Senior Vice President & CFO     Edell & Associates, P.C.
              IGI, Inc.                       1776 On the Green - 8th Floor
              Lincoln Avenue & Wheat Road     Morristown, N.J. 07960
              Buena, N.J. 08310               Fax No. (973) 605-1812
              Fax No. (856) 697-1186

              As to Buyer:                    With Copy to Counsel for Buyer:
              Poultry Investors, L.L.C.       Bennett I. Bardfeld, Esq.
              4375 S. Lincoln Avenue          1021 A E. Chestnut Avenue
              Vineland, N.J. 08361            Vineland, N.J. 08360
              Attn: Mr. Victor Rone           Fax No. (856) 691-7480
              Fax No. (856) 327-9442

      36. GOOD FAITH PERFORMANCE. The parties hereto each acknowledge and recognize their duty to act in good faith and deal fairly with respect to this Contract and the matters addressed herein. As such, the parties specifically incorporate by reference the covenant of good faith and fair dealing applicable under New Jersey law to all contracts, and each party hereto expressly represents and warrants that they shall at all times act in good faith in performance, compliance, and fulfillment of this Contract and the terms hereof, in whole or part.

      37. ATTORNEYS' FEES. Buyer and Seller each hereby acknowledge and agree that they shall each be responsible for payment of their own legal fees, costs and expenses incurred with respect to this Contract and the transaction contemplated hereunder.

      38. EFFECTIVE DATE. This Contract is hereby deemed effective as of October 4, 2001, which throughout this Contract has been referred to as the "Date of this Contract".

      IN WITNESS WHEREOF, the said parties have hereunto set their hands the day and year first above written.


                                       SELLER

Signed and Sworn to Before Me          IGI, Inc.
This 4th Day of October 2001.


/s/ Linda Hanson                       By: /s/ Domenic N. Golato
-------------------------                  ----------------------
    Notary Public                          Domenic Golato
                                           Senior Vice President

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492


                                       BUYER

Signed and Sworn to Before Me          POULTRY INVESTORS, L.L.C.
This 4th Day of October 2001.


/s/ Linda Hanson                       By: /s/ Victor F. Rone
-------------------------                  ----------------------
    Notary Public                          Victor Rone
                                           Managing Member

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492

                                 SCHEDULE A

STEPHEN C. MARTINELLI, LS, LLC
                  Professional Land Surveying and Planning
                                                               127 Route 50
                                                       Ocean View, NJ 08230
===========================================================================
Phone (609) 390-9618
Fax (609) 390-9534
e-mail: scmpls@bellatlantic.net

Being all that certain lot, tract or parcel of land situate in the Township of Buena Vista, County of Atlantic and State of New Jersey bound and described as follows:

BEGINNING at the intersection of the centerlines of Lincoln Avenue (a.k.a. Atlantic County Route No. 655) and Wheat Road (a.k.a. Atlantic County Route No. 619) as widened to 35 feet from the centers of both; and extending thence

1. North 88 degrees 40 minutes 00 seconds East, along the aforementioned centerline of Wheat Road, a distance of 109.96 feet to a point; thence

2. South 01 degrees 20 minutes 00 seconds East, along the division line between Lot 1 and Lot 23.01, in Block 5501 (Tax Map), a distance of
      410.00 feet to a point, said point being a corner common to Lot 23, Lot 23.01 and in the Northwest line of Lot 1, in said Block; thence

3. North 43 degrees 20 minutes 00 seconds West, along the division line between Lot 23 and Lot 23.01 in said Block, a distance of 378.27 feet to the aforementioned centerline of Lincoln Avenue; thence

4. North 46 degrees 40 minutes 00 seconds East, along the same, a distance of 192.63 feet to the POINT OF BEGINNING

Containing 1.12 acres (excluding R.O.W.)

BEING Lot 23.01 in Block 5501 as shown on the Tax Map of the Township of Buena Vista.

ALSO BEING Lot 23.01 as shown on "Plan of Minor Subdivision" of Lots 22.02 and 23 in Block 5501 prepared by Stephen C. Martinelli, L.S., L.L.C., Ocean View, New Jersey, dated August 10, 2001 to be filed by Deed.

TOGETHER WITH the right to a Driveway Easement over Lot 23 as shown on above referenced Plan for the benefit of Lot 23.01 as described hereinafter.

SUBJECT TO rights both public and private to that portion of Lincoln Avenue and Wheat Road affecting subject property.

ALSO BEING SUBJECT TO two Sight Triangle Easements as shown on above referenced Plan and described hereinafter.

Description prepared August 15, 2001, revised August 27, 2001.

Project No. 9603

                       "An Equal Opportunity Employer"

/s/ Stephen C. Martinelli
-----------------------------------
Stephen C. Martinelli, PLS
NJ License No. 30089
9603.d3


                       "An Equal Opportunity Employer"

STEPHEN C. MARTINELLI, LS, LLC
                  Professional Land Surveying and Planning
                                                               127 Route 50
                                                       Ocean View, NJ 08230
===========================================================================
Phone (609) 390-9618
Fax (609) 390-9534
e-mail: scmpls@bellatlantic.net

                    30 X 100 FOOT SIGHT TRIANGLE EASEMENT

Being all that certain lot, tract or parcel of land situate in the Township of Buena Vista, County of Atlantic and State of New Jersey bound and described as follows:

BEGINNING at a point in the Southeast line of Lincoln Avenue, and 35 feet from the centerline of the same, (a.k.a. Atlantic County Route No. 655), said point being North 46 degrees 40 minutes 00 seconds East, a distance of
20.5 feet from the intersection of the centerline of the existing 41 foot wide drive way and the said line of Lincoln Avenue; and extending thence

1. North 46 degrees 40 minutes 00 seconds East, along the same, a distance of 100.00 feet to a point; thence

2. South 29 degrees 58 minutes 03 seconds West, a distance of 104.40 feet to a point; thence

3. North 43 degrees 20 minutes 00 seconds West, a distance of 30.00 feet to the POINT OF BEGINNING

BEING a Sight Triangle Easement over Lot 23 and Lot 23.01 in Block 5501
(Tax Map).

ALSO BEING a sight Triangle Easement dedicated to the County of Atlantic over Lot 23 and Lot 23.01 in Block 5501 as shown on "Plan of Minor Subdivision" of Lots 22.02 and 23 prepared by Stephen C. Martinelli, L.S., L.L.C., Ocean View, New Jersey, dated August 10, 2001 and to be filed by Deed.

Description prepared August 27, 2001

Project No. 9603


/s/ Stephen C. Martinelli
-----------------------------------
Stephen C. Martinelli, PLS
NJ License No. 30089
9603.d6


                       "An Equal Opportunity Employer"

                         [MAP SHOWING PROPOSED LOTS]

                                 SCHEDULE B

                         ENVIRONMENTAL QUESTIONNAIRE
                         ---------------------------

Property Owner/Seller:  IGI, Inc. (acquired ownership to the property of which the subject property is a part in November
                        1995)(1)

Property Address:       Wheat Road and Lincoln Avenue
                        Buena Vista, New Jersey

                        Block 5501; Lot 23.01
                        (Per Township of Buena Vista Tax Map)
                        Pending minor subdivision approval)

Response Date:          As of October 4, 2001

     ---------------------------------------------------------------------

      This Environmental Questionnaire (hereinafter referred to as the "Questionnaire") seeks IGI, Inc., the owner of the property of which the subject property referenced above is a part (subject to minor subdivision approval) from November 17, 1995 to the present, to respond to each of the numbered questions contained herein based upon IGI, Inc.'s actual knowledge of any such matters as of the date hereof.

      Poultry Investors, L.L.C., the proposed Buyer for the subject property under the Contract of Sale dated October 4, 2001, to which this Questionnaire is attached as Schedule B and made a part thereof, shall be permitted to rely upon IGI, Inc.'s responses set forth herein, upon the express recognition and condition that IGI, Inc.'s responses to each and every question contained in this Questionnaire are based solely on its actual knowledge of any such matters as of the date hereof in its capacity as the owner of the property of which the subject property referenced above is a part (subject to minor subdivision approval) from November 17, 1995 to the present, and IGI, Inc. has not undertaken any independent investigation and/or inquiry outside of the company in preparation of its responses hereto and/or otherwise.

      1. LIST THE PRESENT OCCUPANTS AND USES OF THE PROPERTY, ALONG WITH THE DATES OF EACH OCCUPANCY AND EACH USE.

       Response to Question No. 1: From 1995 to the Present, IGI, Inc. was the sole occupant of the subject property. During such time, the majority of the

--------------------
(1) Prior to May 26, 1987, IGI, Inc., a Delaware corporation, was formally known as Immunogenetics, Inc., a Delaware corporation, at which time the Certificate of Incorporation of Immunogenetics, Inc. was amended to effectuate a name change only to IGI, Inc. Title to the property of which the subject property is a part (subject to the pending minor subdivision approval) was originally conveyed inadvertently in the name of Immunogenetics, Inc. by Deed dated November 17, 1995. A Corrective Deed dated October 28, 1999 was prepared and filed, vesting title to the property of which the subject property is a part in the accurate name of IGI, Inc.

      property was used for office space, with a small portion of the property subject to research and development laboratory use for the cosmetic industry for approximately six (6) months during 1996.

      2. LIST ANY FORMER NON-RESIDENTIAL USE OF THE PROPERTY OF WHICH YOU ARE AWARE.

      Response to Question No. 2: From 1990 to November 1995, the property of which the subject property is a part was owned by Baruffi Associates and used for office space. IGI, Inc. has no other knowledge as to former uses of the subject property prior to November 1995.

      3. (A) DESCRIBE THE PRESENT SOURCE OF HEATING FOR THE PROPERTY:

      Response to Question No. 3(A): Gas

      3. (B) IF HEATED BY OIL, DESCRIBE THE LOCATION AND SIZE OF OIL TANK. IF TANK IS UNDERGROUND, COMPLETE THE FOLLOWING QUESTIONS.

      Response to Question No. 3(B): Not Applicable-See Response to Question No. 3(A) above.

      4. ARE THERE NOW OR HAVE THERE EVER BEEN ANY UNDERGROUND OR ABOVE GROUND TANKS, VESSELS, BARRELS, DRUMS, PIPELINES OR ANY OTHER CONTAINERS LOCATED ON THE SUBJECT PROPERTY CONTAINING ANY "HAZARDOUS WASTES" AND/OR "HAZARDOUS SUBSTANCES", AS SUCH TERMS ARE DEFINED BY STATE AND FEDERAL ENVIRONMENTAL RULES, REGULATIONS, ORDINANCES, STATUTES AND/OR LAWS?

      Response to Question No. 4: IGI, Inc. has no knowledge as to the presence at any time from November 17, 1995 to the date hereof of any underground or above ground storage tanks, vessels, barrels, drums, pipelines or any other containers located on the subject property containing any "hazardous wastes" and/or "hazardous substances" as such terms are defined by state and federal environmental rules, regulations, ordinances, statutes and/or laws. IGI, Inc. is unable to respond to this Question No. 4 as it relates to any period of time prior to November 17, 1995, as IGI, Inc. has no knowledge as to such matters prior to such date.

      5. IF SO, LIST THE SIZE, LOCATION, APPROXIMATE DATES, TYPES OF CONTAINERS AND SUBSTANCE STORED.

      Response to Question No. 5: Not Applicable-See Response to Question No. 4 above.

      5(A). LIST DATES OF ANY TESTS PERFORMED ON THE CONTAINERS, NAME AND ADDRESS OF TESTING COMPANY, AND TEST RESULTS.

      Response to Question No. 5(A): Not Applicable-See Response to Question No. 4 above.

      5(B). ATTACH COPIES OF STATE REGISTRATIONS (IF ANY) FOR THE STORAGE
TANKS.

      Response to Question No. 5(B): Not Applicable-See Response to Question No. 4 above.

      6. WERE THERE EVER ANY DISCHARGES, SPILLS AND/OR RELEASES FROM ANY SOURCE ON OR TO THE SUBJECT PROPERTY OF ANY "HAZARDOUS WASTES" AND/OR "HAZARDOUS SUBSTANCE" IN ACTIONABLE LEVELS AS SUCH TERMS ARE DEFINED BY STATE AND FEDERAL ENVIRONMENTAL RULES, REGULATIONS, ORDINANCES, STATUTES AND/OR LAWS?

      Response to Question No. 6: IGI, Inc. has no knowledge as to any discharge, spill and/or release from any source on or to the subject property at any time from November 17, 1995 to the date hereof of any "hazardous wastes" and/or "hazardous substances" in actionable levels as such terms are defined by state and federal environmental rules, regulations, ordinances, statutes and/or laws. IGI, Inc. is unable to respond to this Question No. 6 as it relates to any period of time prior to November 17, 1995, as IGI, Inc. has no knowledge as to such matters prior to such date.

      6(A). DESCRIBE IN DETAIL THE DATE, THE TYPE OF SUBSTANCE DISCHARGED AND METHOD OF CLEANUP.

      Response to Question No. 6(A): Not Applicable-See Response to Question No. 6 Above.

      6(B). WERE ANY OF THE DISCHARGES , SPILLS OR LEAKS REPORTED TO THE DEP, EPA OR ANY HEALTH DEPARTMENT? IF SO, STATE THE DATE REPORTED AND TO WHOM REPORTED.

      Response to Question No. 6(B): Not Applicable-See Response to Question No. 6 Above.

      7. THE PROPERTY PRESENTLY OBTAINS WATER FROM:

      Response to Question No. 7: Municipal Water System.

      8. THE PROPERTY IS PRESENTLY SERVICED BY:

      Response to Question No. 8: Municipal Septic System.

      9. IF ANY ASBESTOS-CONTAINING MATERIALS HAVE BEEN REMOVED FROM THE PROPERTY IN THE PAST, DESCRIBE WHEN, HOW AND BY WHOM THE MATERIALS WERE REMOVED.

      Response to Question No. 9: IGI, Inc. has no knowledge as to the removal of any asbestos-containing materials from the subject property at any time from November 17, 1995 to the date hereof. IGI, Inc. is unable to respond to this Question No. 9 as it relates to any period of time prior to November 17, 1995, as IGI, Inc. has no knowledge as to such matters prior to such date.

      10. IF ANY RADON TESTING HAS BEEN DONE ON THE PROPERTY, ATTACH RESULTS OF ANY TESTS.

      Response to Question No. 10: IGI, Inc. has no knowledge as to any radon testing performed on the subject property at any time from November 17, 1995 to the date hereof. IGI, Inc. is unable to respond to this Question No. 10 as it relates to any period of time prior to November 17, 1995, as IGI, Inc. has no knowledge as to such matters prior to such date.

      11. DESCRIBE THE LOCATION OF ALL CURRENT OR FORMER WASTE DISPOSAL, TREATMENT OR STORAGE FACILITIES ON THE PROPERTY AND THE TYPE OF SUCH WASTE TREATED, STORED OR DISPOSED OF AT EACH.

      Response to Question No. 11: IGI, Inc. has no knowledge as to existence, location and/or operation of any waste disposal, treatment or storage facilities of any kind on the subject property at any time from November 17, 1995 to the date hereof. At some time prior to IGI, Inc.'s purchase of the property of which the subject property is a part on November 17, 1995, the subject property was serviced by an on-site septic system. IGI, Inc. has no knowledge as to the location of such prior on-site septic system, dates of operation, date of closure and/or any other information of any kind relating thereto.

      12. HAS THE PROPERTY EVER BEEN USED AS A GASOLINE SERVICE STATION? IF SO, STATE DATES AND USES.

      Response to Question No. 12: IGI, Inc. has no knowledge of the use of the subject property as a gasoline service station at any time since November 17, 1995 to the date hereof. Subject to IGI, Inc.'s response to Question No. 2, IGI is unable to respond to this Question No. 12 as it relates to any period of time prior to November 17, 1995, as IGI, Inc. has no knowledge as to such matters prior to such date.

      IGI, INC., AS THE OWNER OF THE PROPERTY OF WHICH THE SUBJECT PROPERTY IS A PART SINCE NOVEMBER 17, 1995 TO THE DATE HEREOF, HEREBY CERTIFIES TO THE BEST OF ITS ACTUAL KNOWLEDGE AND BELIEF THAT THE INFORMATION DISCLOSED HEREIN AND THE RESPONSES PROVIDED TO EACH OF THE QUESTIONS CONTAINED IN THIS QUESTIONNAIRE ARE TRUE AND CORRECT.


                                       IGI, INC.

Dated: October 4, 2001                 By: /s/ Domenic N. Golato
                                           ----------------------
                                           Domenic Golato
                                           Senior Vice President

                                 SCHEDULE C

                      NON-FOREIGN INTEREST CERTIFICATE

      Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by IGI, Inc., "transferor", the undersigned hereby certifies to Poultry Investors, L.L.C., "transferee", the following on behalf of transferor:

      1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2.    Transferor's U.S. employer identification number is 01-0355758;
and

      3.    Transferor's address is Lincoln Avenue & Wheat Road, Buena,
N.J. 08310

      Transferor understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

      Under penalties of perjury, I declare that I have examined this certification and that to the best of my knowledge and belief the statements contained herein are true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


                                       IGI, INC.
                                       (Transferor)

Dated: October 4, 2001                 By: /s/ Domenic N. Golato
                                           ----------------------
                                           Domenic Golato
                                           Senior Vice President

                                  EXHIBIT A

                              ESCROW AGREEMENT
                              ----------------

      THIS ESCROW AGREEMENT (hereinafter referred to as the "Escrow Agreement"), is made this 4th day of October 2001, by and among COLLIERS LANARD & AXILBUND, a Pennsylvania corporation, with its principal place of business at 399 Market Street, Philadelphia, PA 19106, and IGI, INC., a Delaware corporation, with its principal place of business located at Lincoln Avenue and Wheat Road, Buena, New Jersey 08310, and POULTRY INVESTORS, L.L.C., a New Jersey limited liability company, with its principal place of business located at 4375 S. Lincoln Avenue, Vineland, New Jersey 08361.

                                  RECITALS

      WHEREAS, IGI, Inc. (hereinafter referred to as "Seller") and Poultry Investors, L.L.C. (hereinafter referred to as "Buyer") are parties to a Contract for the Sale of Real Estate dated October 4, 2001 (hereinafter referred to as the "Contract"), by which the Seller agrees to sell and the Buyer agrees to buy the real property described in Paragraph 2 of the Contract pursuant to the terms and conditions of the Contract; and

      WHEREAS, Colliers, Lanard & Axilbund has agreed to act and serve as the Escrow Agent under and in accordance with the terms of this Escrow Agreement and the Contract (hereinafter referred to as the "Escrow Agent"); and

      WHEREAS, the Buyer, the Seller and the Escrow Agent enter into and execute this Escrow Agreement in accordance with Paragraphs 4 and 5 of the Contract,

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Escrow Agent, the Buyer and the Seller agree as follows:

      1. INCORPORATION OF RECITALS. The Recitals set forth above are hereby incorporated by reference into and made a part of the terms of this Escrow Agreement and the Contract.

      2. CAPITALIZED TERMS. Any and all capitalized terms as used in this Escrow Agreement not otherwise defined in this Escrow Agreement shall have the meaning as such capitalized terms are used and defined in the Contract.

      3. ESCROW ACCOUNT.

      a. In accordance with Paragraphs 4 and 5 of the Contract, any and all Deposit and/or other monies paid on account by the Buyer under the Contract shall be deposited, held and maintained in accordance herewith in an interest-bearing escrow account established by the Escrow Agent in a banking institution in the name of and under the Tax I.D. Number of the Buyer, and except as otherwise may be required to be paid to the Seller pursuant to the terms of Paragraph 24 of the Contract, the interest accruing on such escrow account shall be paid by the Escrow Agent to the Buyer in accordance with the term hereof, as well as the terms of the Contract, and Seller and Buyer hereby authorize same.

      b. The Buyer, who as provided in Paragraph 3(a) above, is entitled to receive the interest accruing on the escrow account should Buyer comply with all of its obligations under the Contract and settlement takes place in accordance with the terms of the Contract, shall be deemed under this Escrow Agreement to be the Interested Beneficiary of the such escrow account. The Buyer as the Interested Beneficiary agrees, promptly upon request from the Escrow Agent, to provide its Tax I.D. Number to the Escrow Agent and to execute a U.S. Government Form W-9. The Escrow Agent shall have no obligation to place the Deposit and/or any other monies paid on account by the Buyer under the Contract with a banking institution as provided in Paragraph 3(a) above, pending and until Buyer's compliance as Interested Beneficiary with the terms of this Paragraph 3(b). However, at its election, the Escrow Agent may, until such time the Buyer as the Interested Beneficiary complies with its obligations under this Paragraph 3(b), place the Deposit and/or any other monies paid on account by Buyer under the Contract in a bank account in the Escrow Agent's name and Tax I.D. Number, and any and all interest accruing thereon during such period and until the Buyer as the Interested Beneficiary complies with its obligations under this Paragraph 3(b) shall be the sole property of the Escrow Agent, who shall also be responsible for payment of any and all income taxes due thereon.

      4. DISPUTES. In the event a dispute arises at any time between the Buyer and the Seller under the Contract relating to the distribution, rights, title and/or interest in and/or to any and/or all the Deposit and/or other monies held in the escrow account, the Escrow Agent, at its sole option, upon prior written notice to Buyer and Seller delivered in accordance with the notice requirements contained in Paragraph 35 of the Contract, may either: (a) deposit any and all of the monies held in the escrow account with a court of competent jurisdiction and simultaneously therewith commence an interpleader action in such court joining any and all necessary parties thereto; or (b) continue to maintain and hold any and all of the monies in the escrow account until disbursement and/or the rights thereto is mutually agreed upon in writing by Buyer and Seller or a judicial determination is rendered in the interpleader action directing distribution thereof and otherwise resolving any and all claims relating thereto. All legal expenses and attorneys' fees incurred by the Escrow Agent as a result of any and all actions taken under this Paragraph 4 shall be reimbursed to the Escrow Agent by the Buyer and Seller in inverse proportion to the share of the monies awarded to the parties in any interpleader action or as otherwise agreed in writing by the Buyer and Seller.

      5. LIMITED LIABILITY OF ESCROW AGENT. The Buyer and Seller hereby expressly release the Escrow Agent of and from any and all liability relating to the Deposit and/or any other monies paid on account of Buyer under the Contract and held by the Escrow Agent in the escrow account, except to the extent of the Escrow Agent's obligations and liability to account for any and all monies delivered, distributed and/or released by the Escrow Agent out of and/or from the escrow account contrary to and/or in violation of the terms of this Escrow Agreement and/or the terms of the Contract. The Buyer and Seller expressly acknowledge and agree that the Escrow Agent may rely upon the genuineness or authenticity of any document tendered to it by either the Buyer or the Seller, duly executed with all necessary formalities, and the Escrow Agent shall be under no duty of independent inquiry with respect to any acts or circumstances recited in any such documents.

      6. MODIFICATIONS AND WAIVERS. No purported amendment, modification or waiver of any provision of the Escrow Agreement shall be binding unless set forth in a written document signed by all the parties hereto.

      7. CONTROLLING LAW. This Escrow Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey. The Buyer, the Seller and the Escrow Agent each hereby submit themselves and consent to the jurisdiction of the state and federal courts of New Jersey with respect to any and all actions that may be commenced by any party hereto relating to this Escrow Agreement and/or the Contract.

      8. NEUTRAL CONSTRUCTION. This Escrow Agreement is the product of negotiations among the parties hereto and shall be construed neutrally, without regard to the identity of the party who drew it.

      9. SECTION HEADINGS. Paragraph and/or Section headings as used and provided for in the Escrow Agreement are for convenience only and shall not effect the construction and/or interpretation of this Escrow Agreement.

      10. INTERPRETATION. Any and all references in the Escrow Agreement to the plural shall also mean the singular and the singular shall also mean the plural unless the context otherwise requires. The words "hereof", "herein", "hereunder", "this Escrow Agreement" and "the Escrow Agreement" and words of similar import when used in this Escrow Agreement shall refer to this Escrow Agreement as a whole and not to any particular provision of this Escrow Agreement unless the context otherwise requires. The word "including" when used in the Escrow Agreement shall mean "including, without limitation". "And" and "or" as used in this Escrow Agreement shall be interpreted conjunctively and shall not be interpreted disjunctively to exclude any information otherwise within the scope thereof.

      11. INCONSISTENCIES. The Seller, the Buyer and the Escrow Agent each expressly acknowledge and agree that in the event of any inconsistency between and/or among the terms of this Escrow Agreement and the Contract, the terms of the Contract shall govern.

      12. COUNTERPART SIGNATURES. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original.


      IN WITNESS WHEREOF, the parties have each hereunto set their hands the day and year first above written.


Signed and Sworn to Before Me          IGI, Inc.
This 4th Day of October 2001.


/s/ Linda Hanson                       By: /s/ Domenic N. Golato
-------------------------                  ----------------------
    Notary Public                          Domenic Golato
                                           Senior Vice President

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492


Signed and Sworn to Before Me          POULTRY INVESTORS, L.L.C.
This 4th Day of October 2001.


/s/ Linda Hanson                       By: /s/ Victor F. Rone
-------------------------                  ----------------------
    Notary Public                          Victor Rone
                                           Managing Member

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492


Signed and Sworn to Before Me          COLLIERS LANARD & AXILBUND,
This 4th Day of October 2001.           As Escrow Agent


/s/ Linda Hanson                       By: /s/ Douglas R. Sneton
-------------------------                  ----------------------
    Notary Public                      (name)  Douglas R. Sneton
                                       (title) President

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492

12. COUNTERPART SIGNATURES. This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original.


      IN WITNESS WHEREOF, the parties have each hereunto set their hands the day and year first above written.


Signed and Sworn to Before Me          IGI, Inc.
This 4th Day of October 2001.


                                       By:
-------------------------                  ----------------------
    Notary Public                          Domenic Golato
                                           Senior Vice President


Signed and Sworn to Before Me          POULTRY INVESTORS, L.L.C.
This 4th Day of October 2001.


                                       By:
-------------------------                  ----------------------
    Notary Public                          Victor Rone
                                           Managing Member


Signed and Sworn to Before Me          COLLIERS LANARD & AXILBUND,
This 4th Day of October 2001.           As Escrow Agent


/s/ Nichole J. Beavers                 By: /s/ Robert R Slelly
-------------------------                  ----------------------
    Notary Public                          (name)
                                           (title)

Notarial Seal
Nichole J. Beavers, Notary Public
Upper Dublin Twp., Montgomery County
My Commission Expires Sept. 8, 2003

Member, Pennsylvania Association of Notaries

                                  EXHIBIT B

                 EXCHANGE AMENDMENT AND ASSIGNMENT AGREEMENT
                 -------------------------------------------

      THIS EXCHANGE AMENDMENT AND ASSIGNMENT AGREEMENT (hereinafter referred to as the "Exchange Agreement") is hereby made on this 4th day of October 2001, by and among IGI, INC., a Delaware corporation, with its principal place of business located at Lincoln Avenue & Wheat Road, Buena, New Jersey 08310, as SELLER, and POULTRY INVESTORS, L.L.C., a New Jersey limited liability company, with its principal place of business located at 4375 S. Lincoln Avenue, Vineland, New Jersey 08361, as EXCHANGOR, and NATIONAL EXCHANGE SERVICES, INC., a Pennsylvania corporation, with its principal place of business located at 7722 Orpheus Place, Philadelphia, PA 19153, as the QUALFIFIED INTERMEDIARY, to the Contract of Sale of Real Estate dated October 4, 2001, between IGI, INC. (as Seller thereunder) and POULTRY INVESTORS, L.L.C. (as Buyer thereunder), for the replacement of the property to be sold under such Contract, whose address is Wheat Road & Lincoln Avenue, Block 5501, Lot 23.01, in the Township of Buena Vista, Atlantic County, State of New Jersey.

                                  RECITALS

      WHEREAS, IGI, INC. (hereinafter referred to as "SELLER") and POULTRY INVESTORS, L.L.C. (hereinafter referred to as "EXCHANGOR") are parties to a Contract for the Sale of Real Estate dated October 4, 2001 (hereinafter referred to as the "Contract"), by which the SELLER agrees to sell and the EXCHANGOR agrees to buy the real property described in Paragraph 2 of the Contract (hereinafter referred to as the "Property") pursuant to the terms and conditions of the Contract; and

      WHEREAS, in accordance with Paragraph 16 of the Contract, EXCHANGOR intends in closing on the transfer of the Property as a "Like-Kind Exchange" under Section 1031 of the Internal Revenue Code of 1986, as amended; and

      WHEREAS, in accordance with Paragraph 16 of the Contract, the SELLER and EXCHANGOR have agreed that, as per IRS Regulation 1.1031(k)-(1)(g)(4), if the EXCHANGOR decides to complete an IRS Section 1031 "Like-Kind Exchange" for the Property under the Contract, to enter into this Exchange Agreement (attached as Exhibit B to the Contract), whereby the EXCHANGOR's rights in and under the Contract shall be assigned to NATIONAL EXCHANGE SERVICES, INC., as the QUALIFIED INTERMEDIARY (hereinafter referred to as the "INTERMEDIARY"), who will act in the place of EXCHANGOR, subject to any and all terms of the Contract for the sole purpose of effecting the IRS
Section 1031 "Like-Kind Exchange" of the Property under the Contract as per the terms hereof; and

      WHEREAS, the SELLER, the EXCHANGOR and the INTERMEDIARY have entered into and executed this Exchange Agreement in accordance with Paragraph 16 of the Contract,

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the SELLER, the EXCHANGOR and the INTERMEDIARY agree as follows:

      1. INCORPORATION OF RECITALS. The Recitals set forth above are hereby incorporated by reference into and made a part of the terms of this Exchange Agreement.

      2. CAPITALIZED TERMS. Any and all capitalized terms as used in this Exchange Agreement not otherwise defined in this Exchange Agreement shall have the meaning as such capitalized terms are used and defined in the Contract.

      3. ASSIGNMENT OF RIGHTS. Each and all of the parties to this Exchange Agreement are hereby notified that the EXCHANGOR's rights, title, interest and obligations in, to and under the Contract are hereby assigned to the INTERMEDIARY in accordance with the terms of this Exchange Agreement. Each and all of the parties hereto expressly agree and consent to this assignment and the terms of this Exchange Agreement.

      4. SURVIVAL OF CONTRACT RIGHTS. Notwithstanding anything contained in the Contract and/or in this Exchange Agreement to the contrary or otherwise, each and all of the parties hereto expressly acknowledge and agree that, apart from the INTERMEDIARY's rights hereunder as to the IRS
Section 1031 "Like-Kind Exchange", any and all liabilities, rights, claims, interests, obligations and/or causes of action under, by reasons of, relating to and/or arising from the Contract between the EXCHANGOR and the SELLER shall remain unaffected hereby.

      5. INDEMNIFICATION TO SELLER. EXCHANGOR shall fully and completely defend, indemnify and hold the SELLER harmless from and against any and all claims, liabilities, complaints, rights, injuries, damages, judgments, torts, causes of action, demands, suits, debts, losses, costs, expenses, fees, penalties, assessments, fines and interest of any kind whatsoever, whether direct or indirect, absolute, fixed or contingent, liquidated or unliquidated, asserted, threatened, assessed, filed, commenced and/or otherwise incurred against and/or by SELLER relating in any way to and/or in connection with the IRS Section 1031 "Like-Kind Exchange". The EXCHANGOR's duty to defend, indemnify and hold SELLER harmless under the terms of this Paragraph 5 shall survive termination of this Exchange Agreement and settlement of title to the Property under the Contract. With respect to any and all defenses to be provided to the SELLER by the EXCHANGOR under the terms of this Paragraph 5, EXCHANGOR shall be responsible to retain legal counsel mutually agreeable to SELLER to provide all such defenses required hereunder, and the EXCHANGOR shall be solely responsible for the payment of any and all legal fees and costs incurred for any and all such defenses of SELLER required under the terms of this Paragraph 5.

      6. REPRESENTATIONS AND WARRANTIES TO SELLER. The EXCHANGOR and INTERMEDIARY each hereby expressly represent and warrant to the SELLER that any and all taxation aspects, ramifications, and/or other characteristics of the IRS Section 1031 "Like-Kind Exchange" shall affect only the EXCHANGOR and no other party to this Exchange Agreement, including, without limitation, the SELLER. The EXCHANGOR and INTERMEDIARY each expressly acknowledge and agree of and to the SELLER's reliance on the foregoing representations and warranties contained in this Paragraph 6 in entering into this Exchange Agreement. The EXCHANGOR's and INTERMEDIARY's representations and warranties under this Paragraph 6 shall survive termination of this Exchange Agreement and settlement of titls to the Property under the Contract.

      7. CONVEYANCE OF SEPARATE LIKE KIND PROPERTY. In furtherance of its efforts to complete the IRS Section 1031 "Like-Kind Exchange", and in accordance with IRS Regulation 1.1031(k)-1, the EXCHANGOR, via the INTERMEDIARY, has already conveyed like-kind relinquished property to a third-party completely separate and distinct from the SELLER and neither a signatory to this Exchange Agreement and/or the Contract.

      8. TERMINATION AS TO SELLER. Subject to and excluding the survival of the terms, conditions, rights, claims and obligations of and under Paragraph 4, 5 and 6 of this Exchange Agreement, this Exchange Agreement shall terminate as to the SELLER upon either (i) cancellation of the Contract by either the SELLER or the EXCHANGOR in accordance with the terms of the Contract, or (ii) closing, settlement and transfer of title to the Property pursuant to the terms of the Contract.

      9. TERMINATION AS TO EXCHANGOR AND INTERMEDIARY. Subject to and excluding the survival of the terms, conditions, rights, claims and obligations of and under Paragraphs 4, 5 and 6 of this Exchange Agreement, this Exchange Agreement shall terminate as to the EXCHANGOR and the INTERMEDIARY upon either (i) cancellation of the Contract by either the SELLER or the EXCHANGOR in accordance with the terms of the Contract, or
(ii) upon the occurrence of any one or more of the events as set forth in IRS Regulation 1.1031(k)-1(g)(6).

      10. MODIFICATIONS AND WAIVERS. No purported amendment, modification or waiver of any provision of this Exchange Agreement shall be binding unless set forth in a written document signed by all of the parties hereto.

      11. CONTROLLING LAW. This Exchange Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New Jersey. The SELLER, EXCHANGOR and INTERMEDIARY each hereby submit themselves and consent to the jurisdiction of the state and federal courts of New Jersey with respect to any and all actions that may be commenced by any party hereto relating to this Exchange Agreement and/or the Contract.

      12. SECTION HEADINGS. Paragraph and/or Section headings as used and provided for in this Exchange Agreement are for convenience only and shall not effect the construction and/or interpretation of this Exchange Agreement.

      13. INTERPRETATION. Any and all referenced in this Exchange Agreement to the plural shall also mean the singular and the singular shall also mean the plural unless the context otherwise requires. The words "hereof", "herein", "hereunder", "this Exchange Agreement" and "the Exchange Agreement" and words of similar import when used in this Exchange Agreement shall refer to this Exchange Agreement as a whole and not to any particular provision of this Exchange Agreement unless the context otherwise requires. The word "including" when used in the Exchange Agreement shall mean "including, without limitation". "And" and "or" as used in this Exchange Agreement shall be interpreted conjunctively and shall not be interpreted disjunctively to exclude any information otherwise within the scope thereof.

      14. INCONSISTENCIES. The SELLER, EXCHANGOR and INTERMEDIARY each expressly acknowledge and agree that in the event of any inconsistency between and/or among the terms of this Exchange Agreement and the Contract, the terms of the Exchange Agreement shall govern.

      15. COUNTERPART SIGNATURES. This Exchange Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

      16. INCORPORATION INTO CONTRACT. Upon duly notarized execution of this Exchange Agreement by each and all of the parties hereto, by and through their respective authorized representatives, this Exchange Agreement shall automatically, without any further action by any party hereto, be incorporated by reference into and made a part of the Contract.

      IN WITNESS WHEREOF, the parties have each hereunto set their hands the day and year first above written.


Signed and Sworn to Before Me          IGI, Inc.
This 4th Day of October 2001.          (SELLER)


/s/ Linda Hanson                       By: /s/ Domenic N. Golato
-------------------------                  ----------------------
    Notary Public                          Domenic Golato
                                           Senior Vice President

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492


Signed and Sworn to Before Me          POULTRY INVESTORS, L.L.C.
This 4th Day of October 2001.           (EXCHANGOR)


/s/ Linda Hanson                       By: /s/ Victor F. Rone
-------------------------                  ----------------------
    Notary Public                          Victor Rone
                                           Managing Member

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492


Signed and Sworn to Before Me          NATIONAL EXCHANGE SERVICES, INC.
This 4th Day of October 2001.           (INTERMEDIARY)


                                       By:
-------------------------                  ----------------------
    Notary Public                          Janine Pratt
                                           Vice President

      IN WITNESS WHEREOF, the parties have each hereunto set their hands the day and year first above written.


Signed and Sworn to Before Me          IGI, Inc.
This 4th Day of October 2001.          (SELLER)


                                       By:
-------------------------                  ----------------------
    Notary Public                          Domenic Golato
                                           Senior Vice President


Signed and Sworn to Before Me          POULTRY INVESTORS, L.L.C.
This 4th Day of October 2001.           (EXCHANGOR)


                                       By:
-------------------------                  ----------------------
    Notary Public                          Victor Rone
                                           Managing Member


Signed and Sworn to Before Me          NATIONAL EXCHANGE SERVICES, INC.
This 4th Day of October 2001.           (INTERMEDIARY)


/s/ Linda Hanson                       By: /s/ Janine Pratt
-------------------------                  ----------------------
    Notary Public                          Janine Pratt
                                           Vice President

LINDA HANSON
NOTARY PUBLIC OF NJ
COMM. EXPIRES 1/26/2004
ID# 2221492

STEPHEN C. MARTINELLI, LS, LLC
                  Professional Land Surveying and Planning
                                                               127 Route 50
                                                       Ocean View, NJ 08230
===========================================================================
Phone (609) 390-9618
Fax (609) 390-9534
e-mail: scmpls@bellatlantic.net

                    90 X 200 FOOT SIGHT TRIANGLE EASEMENT

Being all that certain lot, tract or parcel of land situate in the Township of Buena Vista, County of Atlantic and State of New Jersey bound and described as follows:

BEGINNING at the intersection of the centerlines of Lincoln Avenue (a.k.a. Atlantic County Route No. 655) and Wheat Road (a.k.a. Atlantic County Route No. 619); and extending thence

1. North 88 degrees 40 minutes 00 seconds East, along the centerline of Wheat Road, a distance of 200.00 feet to a point; thence

2. South 75 degrees 57 minutes 03 seconds West, a distance of 273.59 feet to a point in the centerline of Lincoln Avenue; thence

3. North 46 degrees 40 minutes 00 seconds East, along the centerline of Lincoln Avenue, a distance of 90.00 feet to the POINT OF BEGINNING

BEING a Sight Triangle Easement over Lot 23.01 in Block 5501 (Tax Map).

ALSO BEING a sight Triangle Easement dedicated to the County of Atlantic over Lot 23.01 in Block 5501 as shown on "Plan of Minor Subdivision" of Lots 22.02 and 23 prepared by Stephen C. Martinelli, L.S., L.L.C., Ocean View, New Jersey, dated August 10, 2001 and to be filed by Deed.

Description prepared August 15, 2001, revised through August 27, 2001.

Project No. 9603


/s/ Stephen C. Martinelli
-----------------------------------
Stephen C. Martinelli, PLS
NJ License No. 30089
9603.d4


                       "An Equal Opportunity Employer"

STEPHEN C. MARTINELLI, LS, LLC
                  Professional Land Surveying and Planning
                                                               127 Route 50
                                                       Ocean View, NJ 08230
===========================================================================
Phone (609) 390-9618
Fax (609) 390-9534
e-mail: scmpls@bellatlantic.net

                        DRIVEWAY EASEMENT OVER LOT 23

Being all that certain lot, tract or parcel of land situate in the Township of Buena Vista, County of Atlantic and State of New Jersey bound and described as follows:

BEGINNING at a point in the Southeast line of Lincoln Avenue, and 35 feet from the centerline of the same, (a.k.a.) Atlantic County Route No.655), said point being the intersection of the Northeast line of the existing 41 foot wide drive way and the said line of Lincoln Avenue; and extending thence

1. South 43 degrees 20 minutes 00 seconds East, a distance of 23.88 feet to a point; thence

2. North 46 degrees 40 minutes 00 seconds East, a distance of 98.93 feet to a point in the division line between Lot 23 and Lot 23.01; in said Block; thence

3. South 43 degrees 20 minutes 00 seconds East, along the same, a distance of 30.00 feet to a point in the same; thence

4. South 46 degrees 40 minutes 00 seconds West, a distance of 126.21 feet to point; thence

5. South 09 degrees 53 minutes 28 seconds East, a distance of 10.59 feet to a point; thence

6. South 46 degrees 40 minutes 00 seconds West, a distance of 119.66 feet to a point in the division line between Lot 23 and Lot 22.02; in said Block; thence

7. North 43 degrees 20 minutes 00 seconds West, along the same, a distance of 30.00 feet to a point; thence

8. North 46 degrees 40 minutes 00 seconds East, a distance of 103.53 feet to a point; thence

9. North 09 degrees 52 minutes 28 seconds West, a distance of 14.97 feet to a point; thence

10. North 43 degrees 20 minutes 00 seconds West, a distance of 20.23 feet to a point in the aforementioned line of Lincoln Avenue; thence

11. North 46 degrees 40 minutes 00 seconds East, along the same, a distance of 41.00 feet to the POINT OF BEGINNING

                       "An Equal Opportunity Employer"

BEING A DRIVEWAY EASEMENT over Lot 23 in Block 5501 (Tax Map).

ALSO BEING a Driveway Easement over Lot 23 in Block 5501 as shown on "Plan of Minor Subdivision" of Lots 22.02 and 23 prepared by Stephen C.
Martinelli, L.S., L.L.C., Ocean View, New Jersey, dated August 10, 2001 and to be filed by Deed.



Description prepared August 27, 2001

Project No. 9603


/s/ Stephen C. Martinelli
-----------------------------
Stephen C. Martinelli, PLS
NJ License No. 30089
9603.d7